                                                     EXHIBIT 2
                    CUSTOMER'S AGREEMENT

To:  NEUBERGER & BERMAN

In consideration of your agreeing to act as brokers for the undersigned, the undersigned agree as follows:

1. All transactions shall be subject to the constitution, rules, regulations, customers and usages of the exchange or market, and its clearing house, if any, where executed, and to the provisions of all applicable statutes and regulations now or hereafter in force.

2. No waiver, alteration, modification or amendment of this agreement shall be valid unless signed by one of your partners.

3. All monies, securities or other property in my account or accounts shall be subject to your lien and the securities may be pledged by you to the extent permitted by the rules of the New York Stock Exchange.

4. This agreement shall enure to the benefit of any successor firm.

5. The undersigned represents that he is a citizen of the United States, of full age; not an employee or connected in any way with a member of any exchange or any firm dealing in securities and that no one except the undersigned has an interest in the account or accounts of the undersigned with you. Should there be any change in the foregoing, I agree to promptly inform you in writing.

6. All securities and commodities or any other property, now or hereafter held by you, or carried by you for the undersigned (either individually or jointly with others), or deposited to secure the same, may from time to time and without notice to me, be carried in your general loans and may be pledged, repledged, hypothecated or rehypothecated, separately or in common with other securities and commodities or any other property, for the sum due to you thereon or for a greater sum and without retaining in your possession and control for delivery a like amount of similar securities or commodities.

7. The undersigned will at all times maintain margins for said accounts, as required by you from time to time.

8.                  ARBITRATION DISCLOSURES

- -         ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

- -         THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK
          REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY
          TRIAL.

- -         PRE-ARBITRATION DISCOVERY IS GENERALLY MORE
          LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

- -         THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE
          FACTUAL FINDINGS OR LEGAL REASONING AND ANY
          PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF
          RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

- -         THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A
          MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED
          WITH THE SECURITIES INDUSTRY.

9.   ARBITRATION

ANY CONTROVERSY OR CLAIMS BETWEEN THE PARTIES ARISING OUT OF OR RELATED TO THIS OR ANY OTHER AGREEMENT, CLIENT'S ACCOUNT WITH N&B, OR N&B'S OR CLIENT'S ACTS OR OMISSIONS WHETHER ARISING BEFORE OR AFTER THE DATE OF THIS AGREEMENT, SHALL BE SUBMITTED TO BINDING ARBITRATION BEFORE THE NEW YORK STOCK EXCHANGE ACCORDING TO ITS THEN CURRENT RULES (OR TO SUCH OTHER ARBITRATION PANEL OR BOARD AS MAY BE REQUIRED BY LAW) AND JUDGMENT UPON THE AWARD RENDERED AS A RESULT OF SUCH ARBITRATION SHALL BE FINAL AND MAY BE ENTERED IN ANY COURT HAVING JURISDICTION.

10. This agreement and its enforcement shall be governed by the laws of the State of New York.

BY SIGNING THIS AGREEMENT THE UNDERSIGNED ACKNOWLEDGES THAT
SECURITIES WHICH YOU MAY BE CARRYING ON MARGIN FOR THE
ACCOUNT OR ACCOUNTS OF THE UNDERSIGNED MAY BE LOANED BY YOU
TO YOURSELVES, AS BROKER OR PRINCIPAL, OR OTHERS.

By signing this agreement the customer also acknowledges that:

1) The customer has read and received a copy of this agreement; and
2) This agreement contains a pre-dispute arbitration clause at Paragraph 9.

Date:  2/25/92                            /s/ Peter M. Collery

                                              037-25589
                                             Account Number